                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 28, 2001

                               AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)

   Delaware                         027455                            58-2422929
(State or other             (Commission File Number)               (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                           Number)



Harris Tower, 233 Peachtree Street N.E., Suite 1700                        30303
Atlanta, Georgia
(Address of principal executive offices)                              (Zip Code)


                                (404) 525-7272
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.   Other Events

     On August 29, 2001, AirGate PCS, Inc., a Delaware corporation ("AirGate"), and iPCS, Inc., a Delaware corporation ("iPCS"), issued a joint press release announcing the approval of a proposed combination of AirGate and iPCS. The Press Release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits.

     Exhibit No.                      Description
     -----------                      -----------
       99.1          Joint Press Release dated August 29, 2001 announcing the
                     approval of a proposed combination of AirGate PCS, Inc.
                     and iPCS, Inc.

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AIRGATE PCS, INC. (Registrant)


Date: August 29, 2001                  By: /s/ Alan B. Catherall
                                           ---------------------
                                           Name:  Alan B. Catherall
                                           Title: Chief Financial Officer

                                 EXHIBIT INDEX

     Exhibit No.                      Description
     -----------                      -----------
       99.1          Joint Press Release dated August 29, 2001 announcing the
                     approval of a proposed combination of AirGate PCS, Inc.
                     and iPCS, Inc.

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